UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 28, 2017

Date of Report (Date of earliest event reported)

RMR Industrials, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185046	46-0750094
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

9301 Wilshire Blvd, Suite 312

Beverly Hills, CA 90210

(Address of Principal Executive Offices)

(310) 492-5010

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 4.01.	Changes in Registrant’s Certifying Accountant.

Effective November 28, 2017, as a result of Hein & Associates LLP (“Hein”) being acquired by Moss Adams LLP, Moss Adams LLP is declining to stand for re-election.

The audit reports of Hein on the Company’s financial statements for the year ended March 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The opinion contained a going concern explanatory paragraph.

During the fiscal year ended March 31, 2017 and through the subsequent interim period preceding Hein’s resignation, there were no disagreements between the Company and Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hein would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

As previously disclosed in Item 9A of the Company’s Form 10-K filed on November 28, 2017 for the fiscal year ended March 31, 2017, we identified one material weakness in internal controls over financial reporting related to our lack of adequate staffing of accounting personnel. The Company has taken steps to remediate the material weakness and improved its internal control over financial reporting during the first quarter of fiscal 2018. No other “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K have occurred during the prior fiscal year.

During the fiscal year ended March 31, 2017 and through the subsequent interim period preceding Hein’s resignation, the Company did not consult with any other registered certifying accountants (“Other CPA”) on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and no Other CPA provided either a written report or oral advise to the Company where the Other CPA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Hein a copy of the disclosures in this Form 8-K and has requested that Hein furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated December 4, 2017 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits.

D.	Exhibits

16.1 Letter from Hein & Associates LLP on change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMR Industrials, Inc. a Nevada corporation

Dated: December 4, 2017	By:	/s/ Michael Okada

Michael Okada, Chief Financial Officer